================================================================================

               SERIES E CONVERTIBLE PREFERRED STOCK EXCHANGE AND
                               PURCHASE AGREEMENT

                                     AMONG

                               FONIX CORPORATION,

                             SOVEREIGN PARTNERS, LP

                                      AND

                           DOMINION CAPITAL FUND, LTD


                         ______________________________


                               SEPTEMBER 30, 1998

                         ______________________________

================================================================================

     SERIES E CONVERTIBLE PREFERRED STOCK EXCHANGE AND PURCHASE AGREEMENT, dated as of September 30, 1998 (this "Agreement"), between FONIX CORPORATION, a
                                ---------
Delaware corporation (the "Company"), DOMINION CAPITAL FUND, LTD., a
                           -------
[__________] corporation ("Dominion"), and SOVEREIGN PARTNERS, LP, a
                           ---------
[____________] corporation ("Sovereign") (Dominion and Sovereign are each
                             ---------
referred to as a "Purchaser" and collectively as the "Purchasers").
                  ---------                           ----------

                                    RECITALS

     A. The Company, the Purchasers and certain other parties have entered into that certain Series D Convertible Preferred Stock Purchase Agreement dated as of August 31, 1998 (the "Series D Purchase Agreement") pursuant to which the Purchasers acquired, in the aggregate, 237,500 shares of the Company's Series D 4% Convertible Preferred Stock ("Series D") according to the terms and conditions set forth in the Series D Purchase Agreement.

     B. The Purchasers each desire to exchange, 75,000 shares of the Series D issued to them pursuant to the Series D Purchase Agreement, on a one-for-one basis, for shares of the Company's newly issued Series E 4% Convertible Preferred Stock, $.0001 par value per share ("Preferred Stock"), according to
                                              ---------------
the terms and conditions set forth below. Furthermore, the Purchasers each desire to purchase, and the Company desires to issue and sell to each of them 50,000 additional shares of Series E Preferred (or a total of 100,000 shares) for an aggregate purchase price of $2,000,000, according to the terms and conditions set forth below.

                                   AGREEMENT

          IN CONSIDERATION of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                  ARTICLE I.
                              CERTAIN DEFINITIONS
                              -------------------

      Section 1.    Certain Definitions.  As used in this Agreement, unless the
                    -------------------
context requires a different meaning, the following terms have the meanings indicated in this Section 1.1:

          "Affiliate" means, with respect to any Person, any Person that,
           ---------
directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with
                                                      -------
correlative meanings, the terms "controlled by" and "under common control with")
                                 -------------       -------------------------
shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agreement" shall have the meaning set forth in the recitals hereto.
           ---------

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a Federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government actions to close.

          "Certificate of Designation" shall have the meaning set forth in
           --------------------------
Section 2.1(a).

          "Closing" shall have the meaning set forth in Section 2.1(b).
           -------

          "Closing Date" shall have the meaning set forth in Section 2.1(b).
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock" means the Company's common stock, par value $.0001 per
           ------------
share.

          "Company" shall have the meaning set forth in the recitals hereto.
           -------

          "Conversion Price" shall have the meaning set forth in the Certificate
           ----------------
of Designation.

          "Conversion Ratio" shall have the meaning set forth in the Certificate
           ----------------
of Designation.

          "Disclosure Materials" means, collectively, the SEC Documents and the
           --------------------
Schedules to this Agreement and all other information furnished by or on behalf of the Company relating to or concerning the Company and provided to the Purchasers or their agents and counsel in connection with the transactions contemplated by this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Initial Reserve" shall have the meaning set forth in Section 3.1(d).
           ---------------

          "Intellectual Property Rights" shall have the meaning set forth in
           ----------------------------
Section 3.1(q).

          "Legal Opinion" means the legal opinion letter of Durham, Evans, Jones
           -------------
& Pinegar, P.C., outside counsel to the Company, addressed to the Purchasers, dated the Closing Date and in form and substance acceptable to the Purchasers.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
right of first refusal, charge, security interest or encumbrance of any kind in or on such asset or the revenues or income thereon or therefrom.

          "Material Adverse Effect" shall have the meaning set forth in Section
           -----------------------
3.1(b).

          "Original Issue Date" shall mean the first issuance of any Shares,
           -------------------
regardless of the number of transfers of any particular Share and regardless of the number of certificates which may be issued to evidence any particular Share.

          "Per Share Market Value" shall have the meaning set forth in the
           ----------------------
Certificate of Designation.

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Preferred Stock" shall have the meaning set forth in the recitals
           ---------------
hereto.

          "Purchaser(s)" shall have the meaning set forth in the recitals
           ------------
hereto.

          "Registration Rights Agreement" means the registration rights
           -----------------------------
agreement, dated as of the date hereof, among the Company and the Purchasers, in the form of Exhibit B, as the same may be amended, supplemented or otherwise
            ---------
modified in accordance with its terms.

          "Required Approvals" shall have the meaning set forth in Section
           ------------------
3.1(f).

          "SEC Documents" shall have the meaning set forth in Section 3.1(c).
           -------------

          "Securities" means, collectively, the Shares, the Underlying Shares
           ----------
and the Warrants.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Shares" means the shares of Preferred Stock to be purchased or issued
           ------
pursuant to this Agreement.

          "Stated Value" means $20.
           ------------

          "Subsequent Financing" shall have the meaning set forth in Section
           --------------------
4.9.

          "Subsequent Financing Notice" shall have the meaning set forth in
           ---------------------------
Section 4.9.

          "Subsidiaries" shall have the meaning set forth in Section 3.1(a).
           ------------

          "Trading Day" shall have the meaning set forth in the Certificate of
           -----------
Designation.

          "Transaction Documents" means collectively, this Agreement, the
           ---------------------
Certificate of Designation, the Warrants and the Registration Rights Agreement.

          "Underlying Shares" means the shares of Common Stock issuable upon
           -----------------
conversion of the Shares and as payment of dividends thereon in accordance with the terms of the Certificate of Designation, and upon exercise of the Warrants in accordance with the terms thereof.

          "Underlying Securities Registration Statement" means a registration
           --------------------------------------------
statement under the Securities Act prepared by the Company and filed with the Commission in accordance with the Registration Rights Agreement, covering the resale of the Underlying Shares and naming the holder or holders of such Underlying Shares as "selling stockholders" thereunder.

          "Warrants" means the Common Stock purchase warrants to be issued to
           --------
the Purchasers pursuant to Section 4.15 of this Agreement.

                                  ARTICLE II.
                               PURCHASE OF SHARES
                               ------------------

 Section 2.1  Purchase and Exchange of Shares; Closing.
              ----------------------------------------

          (a) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and exchange for up to 75,000 shares of Series D Preferred owned by each of the Purchaser, up to a total of 150,000 shares of Series D Preferred, a corresponding number of Shares on a one-for-one basis, provided that the Purchasers shall deliver to the Company the original certificates representing the shares of Series D Preferred to be so exchanged.

          (b) Subject to the terms and conditions set forth below, the Company shall sell to the Purchasers, and the Purchasers shall purchase fifty thousand (50,000) Shares each (or an aggregate of one hundred thousand (100,000) Shares) for one million dollars ($1,000,000) each (for the aggregate purchase price of two million dollars ($2,000,000)) (the "Purchase Price"). The Shares issued pursuant to this Agreement, whether in exchange for Series D Preferred or for the Purchase Price shall have the respective rights, preferences and privileges set forth in Exhibit A (the "Certificate of Designation").
             ---------       --------------------------

          (c) The closing of the purchase and sale of the Shares (the "Closing")
                                                                       -------
shall take place at the offices of Durham, Evans, Jones & Pinegar, P.C., 50 South Main Street, Suite 850, Salt Lake City, Utah 84144. The date of the Closing is hereinafter referred to as the "Closing Date."
                                           ------------

          (d) At the Closing the parties shall deliver the following: (i) the Company shall deliver or cause to be delivered (A) stock certificates representing up to one hundred fifty thousand (150,000) Shares, to be exchanged for such number of shares of Series D Preferred as shall be tendered for exchange by the Purchasers and stock certificates representing one hundred thousand (100,000) Shares, registered according to instructions to be provided by the Purchasers at or before the Closing, (B) an executed Registration Rights Agreement in the form attached hereto as Exhibit "B" and (C) a Legal Opinion addressed to the Purchasers; (ii) the Purchasers shall deliver or cause to be delivered (x) certificates representing such number of shares of Series

D Preferred, properly endorsed for transfer, as each such Purchaser shall determine up to a maximum of 150,000 shares, and (y) two million dollars ($2,000,000) in United States dollars in presently available funds according to wire instructions to be provided by the Company at or before Closing; and (iii) each party hereto shall deliver or cause to be delivered all other executed instruments, agreements and certificates as are required to be delivered by or on their behalf at the Closing.

                                 ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Section 3.1 Representations and Warranties of the Company. The Company
                      ---------------------------------------------
hereby represents and warrants to the Purchasers as follows:

          (a) Organization and Qualification.  The Company is a corporation,
              ------------------------------
duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 3.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries
   ---------------                     ------------
is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Shares, the Warrants or any Transaction Document, (y) have a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (a "Material Adverse Effect").
                                                   -----------------------

          (b) Authorization; Enforcement.  The Company has the requisite
              --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to otherwise carry out its obligations thereunder. The execution and delivery of each Transaction Document by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each Transaction Document has been duly executed by the Company and, when delivered in accordance with the terms hereof, each Transaction Document shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any provision of its respective certificate or articles of incorporation, bylaws or other charter documents.

          (c)  Capitalization.  The authorized, issued and outstanding capital
               --------------
stock of the Company is set forth in Schedule 3.1(c).  No shares of Common Stock
                                     ---------------
are entitled to preemptive or similar rights. Except as specifically disclosed in Schedule 3.1(c), there are no outstanding options, warrants, rights to
   ---------------
subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents or Schedule 3.1(c), no Person or group of Persons
                        ---------------
beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock.

          (d) Issuance of Securities.  The Shares and the Warrants are duly
              ----------------------
authorized and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all Liens. Subject to Section 4.7, the Company has and at all times while any Shares or Warrants are outstanding shall use its best efforts to maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its conversion, exercise and other obligations under this Agreement, the Certificate of Designation and the Warrants, which reserve, subject to Section 4.7, shall be no less than the sum of (i) 200% of (A) the number of shares of Common Stock as would be issuable upon conversion in full of the Shares, were such conversion effected on the Original Issue Date or the Filing Date (as defined in the Registration Rights Agreement), whichever yields a lower Conversion Price, and
(B) the number of shares of Common Stock as are issuable as payment of dividends on the Shares (assuming such dividends are to be paid in Common Stock) and (ii) the number of shares of Common Stock as are issuable upon the exercise in full of the Warrants (such sum, the "Initial Reserve"). If at any time the sum of
                                ---------------
the number of shares of Common Stock issuable (a) upon conversion in full of the then outstanding Shares, (b) as the payment of dividends on the Shares (assuming all such dividends are to be paid in Common Stock) and (c) upon exercise in full of the Warrants exceeds 85% of the Initial Reserve, then the Company shall use its best efforts to duly reserve 200% of the number of shares of Common Stock equal to such excess to fulfill such obligations. This obligation shall similarly apply to successive excesses. When issued in accordance with the Certificate of Designation and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens.

          (e)  No Conflicts.  The execution, delivery and performance of the
               ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), (ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses
(ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually and in the aggregate, could not have or result in a Material Adverse Effect.

          (f) Consents and Approvals.  Neither the Company nor any Subsidiary is
              ----------------------
required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Certificate of Designation with the Secretary of State of Delaware, (ii) the filing of one or more Underlying Securities Registration Statements with the Commission and the making of applicable blue-sky filings under state securities laws with respect to the Securities and the transactions contemplated hereby, each as contemplated hereby and by the Registration Rights Agreement, (iii) the application for the listing of the Underlying Shares on the Nasdaq SmallCap Market (and on each other national securities exchange, market or trading facility on which the Common Stock is then listed), and (iv) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not, individually or in the aggregate, have or result in a Material Adverse Effect (the "Required Approvals").
                                ------------------

          (g) Litigation; Proceedings.  Except as specifically disclosed in the
              -----------------------
Disclosure Materials, there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which
(i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

          (h) No Default or Violation.  Neither the Company nor any Subsidiary
              -----------------------
(i) is in default under or in violation of (or has received notice of a claim that it is in default under or that it is in violation of) any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i) above, as has not been waived pursuant to an effective waiver.

          (i) Private Offering.  Assuming the accuracy of the representations
              ----------------
and warranties of the Purchasers contained in Sections 3.2(b)-3.2(f), the offering, issuance or sale of the Securities as contemplated hereunder are exempt from the registration requirements of the Securities Act.

          (j) Certain Fees.  Except for finders fees, which fees will be paid by
              ------------
the Company, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, placement agent, or bank with respect to the transactions contemplated hereby. The Purchasers shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless Purchasers, their respective employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

          (k) SEC Documents; Financial Statements; No Adverse Change.  The
              ------------------------------------------------------
Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis or has received a valid
                  -------------
extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations, retained earnings and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1998, as amended to the date hereof, (a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) there has been no material change in the Company's accounting principles, practices or methods and (c) the Company has conducted its business only in the ordinary course of such business. The Company last filed audited financial statements with the Commission on April 15, 1998, and has not received any comments from the Commission in respect thereof.

          (l) Seniority.  Except for the Company's Series A Preferred Stock, no
              ---------
class of equity securities of the Company is senior to the Shares in right of payment, whether with respect to dividends or upon liquidation, dissolution or otherwise.

          (m) Form S-3 Eligibility.  The Company is, and at the Closing Date
              --------------------
will be, eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

          (n) Investment Company.  The Company is not, and is not an "Affiliate
              ------------------
person" of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (o) Listing and Maintenance Requirements Compliance.  Other than as
              -----------------------------------------------
specifically disclosed in writing to the Purchasers, the Company has not in the two years prior to the date hereof received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it is or has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company has provided to the Purchasers true and complete copies of all such notices contemplated by this Section. To the Company's knowledge, it presently meets, and will continue to meet for the foreseeable future (assuming no changes in the applicable listing requirements), the currently applicable listing requirements of the Nasdaq Stock Market, Inc., relative to its continued listing on the Nasdaq SmallCap Market.

          (p) Patents and Trademarks.  The Company has, or has rights to use,
              ----------------------
all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none
     ----------------------------
of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

          (q) Disclosure.  All information relating to or concerning the Company
              ----------
set forth in the Transaction Documents or the Disclosure Materials (other than the SEC Documents) is true and correct in all material respects and does not fail to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The Company confirms that it has not provided to the Purchasers or any of their representatives, agents or counsel any information that constitutes or might constitute material nonpublic information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representation in effecting transactions in securities of the Company.

  Section 3.2 Representations and Warranties of the Purchasers.  The Purchasers
              ------------------------------------------------
hereby jointly and not severally represent and warrant to the Company as follows:

          (a) Organization; Authority.  Such Purchaser is an entity organized,
              -----------------------
validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to carry out its obligations thereunder. The acquisition of the Securities to be acquired hereunder and the payment of the purchase price therefor by such Purchaser have been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with the terms hereof, shall constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          (b) Investment Intent.  Such Purchaser is acquiring the Securities to
              -----------------
be acquired hereunder for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

          (c) Purchaser Status.  At the time such Purchaser was offered the
              ----------------
Securities to be acquired hereunder by such Purchaser, it was, at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d) Experience of Purchaser.  Such Purchaser, either alone or together
              -----------------------
with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

          (e) Ability of Purchaser to Bear Risk of Investment.  Such Purchaser
              -----------------------------------------------
acknowledges that an investment in the Securities is speculative and involves a high degree of risk. Such Purchaser is able to bear the economic risk of an investment in the Securities to be acquired hereunder by such Purchaser, and, at the present time, is able to afford a complete loss of such investment.

          (f) Access to Information.  Such Purchaser acknowledges receipt of the
              ---------------------
Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities, and the merits and risks of investing in the Securities, (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the

Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives, agents or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g) Reliance.  Such Purchaser understands and acknowledges that (i)
              --------
the Securities to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

     The Company acknowledges and agrees that Purchasers makes no representations or warranties with respect to transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                        OTHER AGREEMENTS OF THE PARTIES
                        -------------------------------

  Section 4.1 Transfer Restrictions.  (a)  The Securities may only be disposed
              ---------------------
of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register (i) any transfer of Securities by the Purchasers to an Affiliate of the Purchasers, or any transfers among any such Affiliates, and
(ii) any transfer by the Purchasers to any investment entity under common management with the Purchasers, provided in each case of clauses (i) and (ii) the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall have the rights of the Purchasers under this Agreement and the Registration Rights Agreement.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend (or such substantially similar legend as is acceptable to the Purchasers and their counsel, the parties agreeing that any unacceptable legended Securities shall be replaced promptly by and at the Company's cost) on the Securities:

     [FOR SHARES AND WARRANTS] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,

     ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     [ONLY FOR UNDERLYING SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF CONVERSION, ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     Underlying Shares shall not contain the legend set forth above or any other restrictive legend if the conversion of Shares, exercise of Warrants or other issuances of Underlying Shares, as the case may be, occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide the Purchasers, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 4.1(b).

     Section 4.2 Acknowledgment of Dilution. The Company acknowledges that the
                 --------------------------
issuance of Underlying Shares upon (i) conversion of the Shares and as payment of dividends thereon and (ii) exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the Certificate of Designation and the Warrants is unconditional and absolute regardless of the effect of any such dilution.

     Section 4.3 Furnishing of Information. As long as the Purchasers own
                 -------------------------
Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Purchasers may resell all of their Underlying Shares without volume restrictions pursuant to

Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Purchasers) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     Section 4.4 Use of Disclosure Materials. The Company consents to the use of
                 ---------------------------
the Disclosure Materials and any information provided by or on behalf of the Company pursuant to Section 4.3, and any amendments and supplements thereto, by the Purchasers in connection with resales of the Securities other than pursuant to an effective registration statement.

     Section 4.5 Blue Sky Laws.  In accordance with the Registration Rights
                 -------------
Agreement, the Company shall qualify the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may reasonably request and shall continue such qualification at all times until the Purchasers notify the Company in writing that they no longer own Securities; provided, however,
                                                           --------  -------
that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then so subject.

     Section 4.6 Integration. The Company shall not and shall use its best
                 -----------
efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Securities to the Purchasers.

     Section 4.7 Increase in Authorized Shares. At such time as the Company
                 -----------------------------
would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) converting in full all of the Shares or all of the then issued and outstanding shares of the Company's Series D Preferred Stock that remain unconverted at such date (and paying any accrued but unpaid dividends in respect thereof in shares of Common Stock) or (b) honoring the exercise in full of the Warrants or any warrants issued in respect of the Series D Preferred Stock, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 30 Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Preferred Stock and the Warrants) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, (iii) 200% of the number of Underlying Shares as would then be issuable upon a conversion in full of the then outstanding Shares and shares of Series D Preferred Stock and as payment of all future dividends thereon in shares of Common Stock in accordance with the terms of this Agreement and the Certificate of Designation, and (iv) such number of Underlying Shares as would then be issuable upon the exercise in full of the Warrants and any warrants issued in respect of the Series D Preferred Stock. In connection therewith, the Board of Directors shall (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (z) within 5 Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase. If the shareholders fail to approve such increase, the Company does not receive shareholder approval for such increase or the Company fails to file an appropriate amendment in the time provided therefor by the immediately preceding sentence, then the provisions of Section 5(a)(iii)(B) of the Certificate of Designation shall apply.

     Section 4.8 Right of First Refusal.
                 ----------------------

          (a) The Company shall not, directly or indirectly, without the prior written consent of the Preferred Stock Investors, as that term is defined below, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities or any instrument that permits the holder thereof to acquire shares of Common Stock at any time over the life of the security or investment at a price that is less than the market price of the Common Stock at the time of issuance of such security or instrument (a "Subsequent Placement") for a period of seventy-five (75) days after the Effectiveness Date (as defined in the Registration Rights Agreement), except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company,
(ii) shares issued upon exercise of any currently outstanding warrants or options in each case disclosed in Schedule 3.1(c), (iii) shares of Common Stock issued upon conversion of the Shares or shares of the Series D Preferred Stock, as payment of dividends in respect thereof, or upon exercise of the Warrants or any warrants issued in respect of the Series D Preferred Stock, in accordance with their respective terms, (iv) shares of Common Stock issued in connection with the capitalization or creation of a joint venture with a strategic partner (a Person whose business is primarily that of investing and selling of securities shall not be deemed a strategic partner), (v) shares of Common Stock issued to pay part or all of the purchase price for the acquisition by the Company of a Person (which, for purposes of this clause (v), shall not include an individual or group of individuals) and (vi) shares of Common Stock issued in a bona fide public offering by the Company of its (and not of any of its stockholders') securities, unless (A) the Company delivers to each Preferred Stock Investor a written notice (the "Subsequent Placement Notice") of its intention effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be affected (if known to the Company), and attached to which shall be a term sheet or similar document relating thereto and (B) no Preferred Stock Investor shall have notified the Company by 5:00 p.m. (Salt Lake City time) on the third (3/rd/) Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Placement Notice. If no Preferred Stock Investor shall notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice (if such Persons are set forth in the Subsequent Placement Notice); provided, that the Company shall provide each Preferred Stock Investor with a second Subsequent Placement Notice, and the Preferred Stock Investors shall again have the right of first refusal set forth above in this Section 4.8, if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty
(30) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) (if any) identified in the Subsequent Placement Notice. If the Preferred Stock Investors shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Preferred Stock Investor shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the total number of the Series D Preferred Stock and the Shares purchased under this Agreement, but the Company shall not be required to accept financing from the Preferred Stock Investors in an amount in excess of the amount set forth in the Subsequent Placement Notice.

          (b) Except for Underlying Shares, and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement and except as set forth on
Schedule 6(c) to the Registration Rights Agreement, the Company shall not, for a period of not less than 90 Trading Days after the date that the Underlying Securities Registration Statement is declared effective by the Commission, without the prior written consent of the Preferred Stock Investors, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company. Any days that a Preferred Stock Investor is not permitted to sell Underlying Shares under the Underlying Securities Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and (ii) above.

          (c) For purposes of this Section 4.8, "Preferred Stock Investor" shall mean the holder of any then issued and outstanding shares of Series D Preferred Stock or Shares, provided that to the extent of any conflict under this Section
                 --------
4.8, the holders of the Series D Preferred Stock shall have priority.

     Section 4.9 Listing of Underlying Shares. The Company shall (a) not later
                 ----------------------------
than the time prescribed by the rules and regulations of the Nasdaq SmallCap Market, prepare and file with the Nasdaq SmallCap Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering at least the sum of (i) two times the number of Underlying Shares as would be issuable upon a conversion in full of (and as payment of dividends in respect of) the Shares, assuming such conversion occurred on the Original Issue Date or the Filing Date (whichever yields a lower Conversion Price) and (ii) the Underlying Shares issuable upon exercise in full of the Warrants, (b) take all steps necessary to cause the such shares to be approved for listing on the Nasdaq SmallCap Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Purchaser evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market. In addition, if at any time the number of shares of Common Stock issuable on conversion of all then outstanding Shares, on account of accrued and unpaid dividends thereon and upon exercise in full of the Warrants is greater than the number of shares of Common Stock theretofore listed with the Nasdaq SmallCap Market (and any such other national securities exchange, market or trading facility), the Company shall promptly take such action (including the actions described in the preceding sentence) to file an additional shares listing application with the Nasdaq SmallCap Market (and any such other national securities exchange, market or trading facility) covering at least a number of shares equal to the sum of (x) 200% of (A) the number of Underlying Shares as would then be issuable upon a conversion in full of the Shares and (B) the number of Underlying Shares as would be issuable as payment of dividends on the Shares and (y) the number of Underlying Shares as would be issuable upon exercise in full of the Warrants.

     Section 4.10 Notice of Breaches. Each of the Company and the Purchasers
                  ------------------
shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document. Notwithstanding the generality of the foregoing, the Company shall promptly notify the Purchasers of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

     Section 4.11 Conversion procedures. Exhibit "C" sets forth all procedures,
                  ---------------------
required information and instructions that are required to be followed in order to permit holders of Shares to smoothly and expeditiously exercise their rights to convert Shares and which are not specifically set forth in the Certificate of Designation, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent to effect the delivery of Underlying Shares in compliance with the terms hereof and of the Certificate of Designation. If the Company changes its transfer agent at any time prior to the conversion of all of the Shares held by the Purchasers, the Company shall deliver any transfer agent instructions contained in Exhibit "C" to such replacement transfer agent and cause such transfer agent to comply therewith.

     Section 4.12 Conversion and Exercise Obligations of the Company. The
                  --------------------------------------------------
Company shall honor conversions of the Shares and exercises of the Warrants and shall deliver Underlying Shares upon such conversions and exercises in accordance with the respective terms and conditions and time periods set forth in the Certificate of Designation and the Warrants.

     Section 4.13 Use of Proceeds. The Company shall use the proceeds from the
                  ---------------
sale of the Shares to the Purchasers as follows: $1,900,000 for working capital to pay operating expenses and $100,000 for fees and expenses incurred on connection with the offering of the Shares.

     Section 4.14 Transfer of Intellectual Property Rights. Except in the
                  ----------------------------------------
ordinary course of the Company's business consistent with past practice or in connection with the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

     Section 4.15 The Warrants. In connection with certain conversions of the
                  ------------
Shares pursuant to Section 5(c)(i)(A) of the Certificate of Designation, the Company shall deliver to the Purchasers (or their successors) Common Stock purchase warrants, in the form of Exhibit D (the "Warrants"), pursuant to which
                                  ---------
the Purchasers shall have the right at any time and from time to time thereafter through the third anniversary of the date of issuance thereof, to acquire, that number shares of Common Stock as shall be calculated in accordance with Section 5(c)(i)(A) of the Certificate of Designation at an exercise price per share equal to 120% of the Per Share Market Value (as that term is defined in Section 7 of the Certificate of Designation) on the date of exercise.

     Section 4.16 Shareholder Approval. The Company shall call a special meeting
                  --------------------
of its stockholders and use its best efforts to obtain a Shareholder Approval (as defined in section 5 (a)(iii) of the Certificate of Designation) and to increase its authorized capital in an amount sufficient for it to satisfy all of its obligations hereunder, but in all events at least 150,000,000 shares of Common Stock, no later than sixty (60) days following the Original Issue Date, or at any special meeting of the Company's stockholders which may be held before such date.

     Section 4.17 Cross-Default. Any breach or violation of any representation,
                  -------------
warranty or covenant of the Company in respect of the Purchasers as set forth in the Series D Purchase Agreement shall constitute a default hereunder, and any breach of violation of any representation, warranty or covenant of the Company in respect of the Purchasers as set forth in this Agreement shall constitute a default under the Series D Purchase Agreement. The holders of the Series D (other than the Purchasers) are intended third party beneficiaries of this
Section 4.17.

                                  ARTICLE V.
                            CONDITIONS; TERMINATION


     Section 5.1 Conditions Precedent.
                 --------------------

        (a) Conditions Precedent to the Obligation of the Company to Sell the
            -----------------------------------------------------------------
Shares and Warrants.  The obligation of the Company to sell the Shares and the
-------------------
Warrants hereunder to a Purchaser is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

            (1) Accuracy of the Purchasers' Representations and Warranties.  The
                ----------------------------------------------------------
representations and warranties of the Purchasers shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date; and

            (2) Performance by the Purchasers.  The Purchasers shall have
                -----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

        (b) Conditions Precedent to the Obligation of the Purchasers to Purchase
            --------------------------------------------------------------------
the Shares and Warrants.  The obligation of the Purchasers to acquire and pay
-----------------------
for the Shares and the Warrants to be acquired by it hereunder is subject to the satisfaction or waiver by the Purchasers, at or before the Closing, of each of the following conditions:

            (1) Accuracy of the Company's Representations and Warranties.  The
                --------------------------------------------------------
representations and warranties of the Company set forth herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

            (2) Performance by the Company.  The Company shall have performed,
                --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing;

            (3) No Prohibitions.  The purchase of and payment for the Shares to
                ---------------
be purchased by the Purchasers (and upon conversion thereof, the Underlying Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Purchasers to any penalty, or in its judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchasers of the purchase of the Shares or the Underlying Shares (provided, however, that such regulation,
                                     --------  -------
law or onerous condition was not in effect in such form at the date of this Agreement);

            (4) Adverse Changes.  No event or series of events which,
                ---------------
individually or in the aggregate, could have or result in a Material Adverse Effect shall have occurred between the date of execution hereof and the Closing;

            (5) No Suspensions of Trading in Common Stock. Trading in the Common
                 -----------------------------------------
Stock shall not have been suspended from trading on the Nasdaq SmallCap Market at any time between the date hereof and the Closing;

            (6) Listing of Common Stock. The Common Stock shall have at all
                -----------------------
times between the date hereof and the Closing Date been listed for trading on the Nasdaq SmallCap Market;

            (7) Voting Agreement. The Company will have entered into and
                ----------------
delivered to the Purchasers copies of a Voting Agreement (the "Voting Agreement') in the form attached hereto as Exhibit "E" and shall have caused certain of its executive officers, directors and shareholders owning in excess of 40% of the voting stock of the Company to have entered into and delivered to the Purchasers copies of such Voting Agreement providing for the voting all of the voting stock owned by such shareholders, executive officers and directors in favor of the actions contemplated by the Shareholder Approval (as such term is defined in the Certificate of Designation) pursuant to Section 5(a)(iii)(B) of the Certificate of Designation;

            (8) Required Approvals. All Required Approvals shall have been
                ------------------
obtained;

            (9) Certificate of Designation. The Certificate of Designation shall
                --------------------------
have been duly filed with the Secretary of State of Delaware, and the Company shall have delivered a copy thereof to the Purchasers certified as filed by the office of the Secretary of State of Delaware; and

            (10) Waiver by JNC Opportunity Fund, Ltd., and Diversified
                 -----------------------------------------------------
Strategies Fund, L.P. The Purchasers shall have received the written consent and
---------------------
waiver of JNC Opportunity Fund, Ltd. and Diversified Strategies Fund, L.P., to the transactions contemplated hereby, which shall be in form acceptable to the Purchasers.

     Section 5.2 Termination.
                 -----------

        (a) Termination by Mutual Consent. This Agreement and the transactions
            -----------------------------
contemplated hereby may be terminated at any time prior to Closing by the mutual consent of the Company and the Purchasers.

        (b) Termination by the Company or the Purchasers. This Agreement and the
            --------------------------------------------
transactions contemplated hereby with respect to the Purchasers may be terminated prior to Closing by either the Company or the Purchasers, by giving written notice of such termination to the other party, if:

            (1) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or the transaction contemplated by the Transaction Documents or if the consummation of the Closing Documents would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

               (2) there shall have been an amendment to Regulation D promulgated under the Securities Act or an interpretive release promulgated or issued thereunder, which, in the judgment of the terminating party, could have or result in a Material Adverse Effect.

          (c)  Termination by the Company.  This Agreement and the transactions
               --------------------------
contemplated hereby may be terminated prior to Closing as to the Purchasers by the Company, by giving written notice of such termination to the Purchasers, if the Purchasers have breached in any material respect any representation, warranty, covenant or agreement contained in any Transaction Document and such breach is not cured within one (1) Business Day following receipt by the Purchasers of notice of such breach.

          (d)  Termination by the Purchasers.  This Agreement and the
               ------------------------------
transactions contemplated hereby may be terminated as to the Purchasers prior to Closing by the Purchasers, by giving written notice of such termination to the Company, if:

               (1) the Company has breached in any material respects any representation, warranty, covenant or agreement contained in any Transaction Document and such breach is not cured within one (1) Business Day following receipt by the Company of notice of such breach;

               (2) there has occurred an event or series of events which, individually or in the aggregate, could have or result in a Material Adverse Effect which is not disclosed fully in the Disclosure Materials;

               (3) trading in the Common Stock has been suspended or the Common Stock has failed to be listed for trading on the Nasdaq SmallCap Market; or

               (4) the Closing has not occurred by September 30, 1998.

                                  ARTICLE VI.
                                 MISCELLANEOUS
                                 -------------

 Section 6.2  Fees and Expenses.  Except as set forth in the Registration Rights
              -----------------
Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchasers shall be responsible for their own respective tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

 Section 6.2  Entire Agreement; Amendments, Exhibits and Schedules.  This
              ----------------------------------------------------
Agreement, together with the Exhibits and Schedules hereto, the Certificate of Designation, the Warrants, the Registration Rights Agreement and the Voting Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

 Section 6.3  Notices.  Any and all notices or other communications or
              -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

    If to the Company:      fonix corporation
                            60 East South Temple Street
                            Suite 1225
                            Salt Lake City, Utah  84111
                            Facsimile No.:  (801) 328-8778
                            Attn: Roger D. Dudley, Executive Vice President

    With copies to:         Durham, Evans, Jones & Pinegar, P.C.
                            Suite 850 Key Bank Tower
                            50 South Main Street
                            Salt Lake City, Utah  84144
                            Facsimile No.: (801) 538-2425
                            Attn: Jeffrey M. Jones, Esq.

    If to Dominion
     or Sovereign:          Dominion Capital Fund, Ltd.

                            Sovereign Partners, LP
                            c/o Thomson Kernaghan & Co.
                            365 Bay Street
                            Toronto, Canada
                            Fax (416) 860-3610
                            Attention: Mark Valentine

     With copies to:        Krieger & Prager
                            319 5th Avenue
                            New York, New York  10016
                            Fax: (212) 213-2077
                            Attn.  Samuel M. Krieger, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

 Section 6.4  Amendments; Waivers.  No provision of this Agreement may be waived
              -------------------
or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought, provided however that Sections 4.17, 6.7 and to the extent it affects such sections, this Section
6.4 may not be waived or amended without the prior written consent of any party identified therein as a third party beneficiary. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

 Section 6.5  Headings.  The headings herein are for convenience only, do not
              --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

 Section 6.6  Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom the Purchasers transfer Shares or Warrants. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

 Section 6.7  No Third-Party Beneficiaries.  Except to the extent specified in
              ----------------------------
Section 4.17 (which specifies that the holders of the Series D Preferred are intended third party beneficiaries of the covenants contained in that Section with the power to enforce that section although some of them may not be parties to this Agreement), this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to permitted assignees under Section 6.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

 Section 6.8  Governing Law.  This Agreement shall be governed by and construed
              -------------
and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

 Section 6.9  Survival.  The representations, warranties, agreements and
              --------
covenants contained in this Agreement shall survive the Closing and the and conversion of the Shares and the exercise of the Warrants.

 Section 6.10 Execution.  This Agreement may be executed in two or more
              ---------
counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

 Section 6.11 Publicity.  The Company and the Purchasers shall consult with each
              ---------
other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchasers without the prior written consent of the Purchasers, except to the extent required by law, in which case the Company shall provide the Purchasers with prior written notice of such public disclosure.

 Section 6.12 Severability.  In case any one or more of the provisions of this
              ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

 Section 6.13 Remedies.  Each of the parties to this Agreement acknowledges and
              --------
agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                            SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Series E Convertible Preferred Stock Purchase Agreement to be duly executed as of the date first indicated above.


                              fonix corporation



                              By: /s/ Roger D. Dudley
                                 ---------------------------------
                                 Name:   Roger D. Dudley
                                      ----------------------------
                                 Title:   Executive Vice President
                                       ---------------------------



                              DOMINION CAPITAL FUND, LTD



                              By:   /s/ Mark Valentine
                                 ---------------------------------
                                 Name:   Mark Valentine
                                      ----------------------------
                                 Title: Agent
                                       ---------------------------


                              SOVEREIGN PARTNERS, LP



                              By:   /s/ Mark Valentine
                                 ---------------------------------
                                 Name:   Mark Valentine
                                      ----------------------------
                                 Title: Agent
                                       ---------------------------

                                SCHEDULE 3.1(a)
                                ---------------

                                  SUBSIDIARIES


1. fonix systems corporation, a Utah corporation, wholly owned by the Company.

2. fonix/AcuVoice, Inc., a Utah corporation, wholly owned by the Company.

3. ASI Acquisition Corporation, a Utah corporation, wholly owned by the Company.

4. Papyrus Acquisition Corporation, a Utah corporation, wholly owned by the Company.

                                SCHEDULE 3.1(c)
                                ---------------

                                 CAPITALIZATION

The Company has an authorized capitalization consisting of 100,000,000 shares of Common Stock, par value $.0001 per share, and 20,000,000 shares of Preferred Stock, par value $.0001 per shares. As of the date hereof, the Company has issued and outstanding 58,586,633 shares of Common Stock. 13,735,000 shares of Common Stock are subject to issuance upon the conversion or exercise of presently issued and outstanding warrants and options of the Company. 12,511,000 shares of Common Stock are reserved for issuance under the Company's existing stock option plans. 166,667 shares of Series A Preferred Stock have been issued and 166,667 shares are outstanding, which shares are convertible into 166,667 shares of Common Stock. 1,108,334 shares of Series D 4% Convertible Preferred Stock are issued and outstanding, which are convertible into shares of Common Stock according to a formula that is determined, in part, by reference to the prevailing market price of the Series D Preferred Stock. Assuming that all of the issued and outstanding shares of Series D Preferred were to be converted as of September 30, 1998, the Company would issue a total of ____________________ shares of Common Stock. Except as set forth above, as of the date of this Agreement, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock, except for the following:

1. Papyrus Transactions.  On September 10, 1998, the Company entered into an
   --------------------
   Agreement and Plan of Merger among the Company, Papyrus Acquisition Corporation, a Utah corporation and wholly-owned subsidiary of the Company, and Papyrus Associates, Inc., a Pennsylvania corporation. In a related transaction, on September 10, 1998, the Company entered into an Agreement and Plan of Merger among the Company, Papyrus Acquisition Corporation and Papyrus Development Corporation, a Massachusetts corporation. Pursuant to the Papyrus Agreements, the Company will acquire by merger the Papyrus entities, in return for which the Company will issue (in addition to the payment of cash consideration as specified in the agreements), a total of $3,640,000 in Common Stock, each share of which will be valued at the average of the closing bid prices for the Common Stock for the 30 trading day periods immediately preceding the closing dates for the Papyrus transactions. The Company presently believes the Papyrus transactions will close in October 1998, although there can be no assurance that the closings will occur.

2. 3D Planet Transaction.  On September 8, 1998, the Company entered into an
   ---------------------
   Asset Purchase Agreement between the Company and 3D Planet, Inc., a Delaware corporation. Pursuant to the 3D Planet Agreement, the Company will acquire all of the assets of 3D Planet, in consideration for which the Company will issue (in addition to the payment of cash consideration as specified in the agreement), a total of $5,900,000 in Common Stock, each share of which will be valued at the average of the averages of the closing bid prices for the 3 10-trading-day periods immediately preceding May 29, 1998, September 8, 1998 and the closing date of the 3D Planet transaction. The Company presently believes the 3D Planet transaction will close in October 1998, although there can be no assurance that the closing will occur.

Schedule 6(a) to the Registration Rights Agreement is incorporated herein by reference and made part hereof as if it were set out below in its entirety.

5% Beneficial Owners
--------------------

The Company is aware of the following persons or groups who beneficially own more than 5% of the Company's issued and outstanding Common Stock:

     Stephen M. Studdert
     Thomas A. Murdock
     Roger D. Dudley
     Beesmark Investments, L.C.
     Studdert Companies Corp.

                                                                       EXHIBIT A
                                                                       ---------
                                 SERIES E TERMS
                                 --------------


          Section 1.  Designation, Amount and Par Value. The series of preferred
                      ---------------------------------
stock shall be designated as the 4% Series E Convertible Preferred Stock (the
                                                         ---------------
"Preferred Stock"), and the number of shares so designated and authorized shall be two hundred fifty thousand (250,000). Each share of Preferred Stock shall have a par value of $.0001 per share and a stated value of $20 per share (the "Stated Value").
 ------------

          Section 2.  Dividends.
                      ---------

          (a) Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall pay, annually in arrears on December 31 of each year, commencing on the earlier of December 31, 1998, or any Conversion Date (as defined below), cumulative dividends on the Preferred Stock at the rate per share (as a percentage of the Stated Value per share) equal to four percent (4%) per annum, payable in cash or shares of Common Stock (as defined in Section 7) at the option of the Company. The number of shares of Common Stock issuable as payment of dividends hereunder shall equal the aggregate dollar amount of dividends then being paid, divided by the Conversion Price (as defined in Section 5(c)(i)) then in effect. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing the Original Issue Date (as defined in Section 7), and shall be deemed to accrue on such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on account of the Preferred Stock, such payment shall be distributed ratably among the Holders of the Preferred Stock based upon the number of shares then held by each Holder in proportion to the total number of shares of Preferred Stock then outstanding.
In order for the Company to exercise its right to pay dividends in cash, the Company shall, no less than five (5) Trading Days after the last day of a calendar year for which dividends are payable, provide the Holders of the Preferred Stock written notice of its intention to pay dividends in cash. In order for the Company to exercise its right to pay dividends in cash on any Conversion Date, the Company must provide written notice to the holders of Preferred Stock at any time prior to the Company's receipt of a Conversion Notice, which notice will remain in effect for subsequent Conversion Notices until rescinded by the Company in a written notice to such effect that is addressed to the holders of the Preferred Stock.

          (b) Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of dividends on the Preferred Stock (and must deliver cash in respect thereof) if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is either insufficient to issue such dividends in shares of Common Stock or the Company has not duly reserved for issuance in respect of such dividends a sufficient number of shares of Common Stock, (ii) such shares are not registered for resale pursuant to an effective Underlying Securities Registration Statement (as defined in Section 7) and may not be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written
 --------------
opinion letter, addressed and acceptable to the Company's transfer agent or other Person performing functions similar thereto, (iii such shares are not listed for trading on the Nasdaq SmallCap Market, Nasdaq National Market, The New York Stock Exchange ("NYSE") or the American Stock Exchange (the "AMEX")
                          ----                                        ----
(and any other exchange, market or trading facility in which the Common Stock is then listed for trading), (iv) the issuance of such shares would result in the recipient thereof beneficially owning, determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, more than 4.999% of the then issued and outstanding shares of Common Stock, or (v) the Company shall have failed to timely satisfy its obligations pursuant to any Conversion Notice.

     Payment of dividends in shares of Common Stock is further subject to the provisions of Section 5(a)(ii).

          (c) So long as any shares of Preferred Stock remain outstanding, neither the Company nor any subsidiary thereof shall, without the consent of the holders of one hundred percent (100%) of the shares of Preferred Stock then outstanding, redeem, repurchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 7), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described in Section 5) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities.

          Section 3.  Voting Rights; Protective Provisions. Except as otherwise
                      ------------------------------------
provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of each of the holders of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock, (b) alter or amend this Certificate of Designation, (c) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 4) or otherwise senior to or pari passu with the Preferred Stock, (d) amend its certificate of incorporation, bylaws or other charter documents so as to affect adversely any rights of any holders of the Preferred Stock, (e) increase the authorized or designated number of shares of Preferred Stock, (f) issue any additional shares of Preferred Stock (including the reissuance of any shares of Preferred Stock converted for Common Stock) or (g) enter into any agreement with respect to the foregoing.

     Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of
                -----------
the Company, whether voluntary or involuntary (a "Liquidation"), and subject to
                                                  -----------
the rights of the holders of the Company's Series A Convertible Preferred Stock then outstanding, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value plus all accrued but unpaid dividends per share, whether declared or not, and all other amounts in respect thereof (including liquidated damages, if any) then due and payable before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Preferred Stock shall be distributed among the holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record holder of Preferred Stock.

     Section 5. Conversion.
                ----------

     (a)(i) Conversions at Option of Holder. Each share of Preferred Stock shall
            -------------------------------
be convertible into shares of Common Stock (subject to the limitations set forth in Section 5(a)(iii) hereof) at the Conversion Ratio (as defined in Section 7) at the option of a Holder, at any time and from time to time, from and after the Original Issue Date (the "Initial Conversion Date"). A Holder shall effect conversions by surrendering the certificate or certificates representing the shares of Preferred Stock to be converted to the Company, together with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice").
                                        ---------       -----------------
Each Conversion Notice shall specify the number of shares of Preferred Stock to be converted, the date on which such conversion is to be effected, which date may not be prior to the date the holder delivers such Conversion Notice by facsimile (the "Conversion Date") and the manner by which such holder elects to
                ---------------
have the Conversion Price determined as specified in Section 5(c)(i)(A) and (B) hereof. If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 5(i). Subject to Sections 5(b) and 5(a)(ii) hereof, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the shares of Preferred Stock represented by the certificate or certificates tendered by the holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall promptly deliver to such holder (in the manner and within the time set forth in Section 5(b)) a certificate for such number of shares as have not been converted.

     (ii) Automatic Conversion. Subject to the provisions in this paragraph, all
          --------------------
outstanding shares of Preferred Stock for which conversion notices have not previously been received or for which redemption has not been made or required hereunder shall be automatically converted on the third anniversary of the Original Issue Date at the Conversion Price on such date. The conversion contemplated by this paragraph shall not occur at such time as (a) (1) an Underlying Securities Registration Statement is not then effective or (2) the Holder is not permitted to resell Underlying Shares pursuant to Rule 144(k) promulgated under the Securities Act, without volume restrictions, as evidenced by an opinion letter of counsel acceptable to the Holder and the transfer agent for the Common Stock;
(b) there are not sufficient shares of Common Stock authorized and reserved for issuance upon such conversion; or (c) the Company shall have defaulted on its covenants and obligations hereunder or under the Purchase Agreement or Registration Rights Agreement. Notwithstanding the foregoing, the three-year period for conversion under this paragraph shall be extended (on a day-for-day basis) for any Trading Days that the Purchaser is unable to resell Underlying Shares under an Underlying Securities Registration Statement due to (i) the Common Stock not being listed for trading on the Nasdaq SmallCap Market, (ii) the failure of an Underlying Securities Registration Statement to be declared effective by the Securities and Exchange Commission (the "Commission") by the Filing Date (as defined in the Registration Rights Agreement), or (iii) if an Underlying Securities Registration Statement shall have been declared effective by the Commission, (x) the failure of such Underlying Securities Registration Statement to remain effective during the Effectiveness Period (as defined in the Registration Rights Agreement) as to all Underlying Shares, or (y) the suspension of the Holder's ability to resell Underlying Shares thereunder.

     (iii)  Certain Conversion Restrictions.
            -------------------------------

          (A) In no event (except (i) with respect to an automatic conversion of the Preferred Stock as provided in Section 5(a)(ii) hereof, (ii) if the Company is in default of any of its obligations hereunder or any of the Transaction Documents, as defined in Section 7, or (iii) except as otherwise set forth herein) shall any Holder be entitled to convert any Preferred Stock to the extent that, after such conversion, the sum of (1) number of shares of Common Stock beneficially owned by such Holder and its affiliates (other than the shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Preferred Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except as otherwise provided in clause (1) of the
preceding sentence.   To the extent that the limitation contained in this
paragraph applies, the determination of whether shares of Preferred Stock are convertible (in relation to other securities owned by a Holder) and of which shares of Preferred Stock are convertible shall be in the sole discretion of the Holder, and the submission of shares of Preferred Stock for conversion shall be deemed to be the Holder's determination of whether such shares of Preferred Stock are convertible (in relation to other securities owned by the Holder) and of which portion of such shares of Preferred Stock are convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Holder to convert shares of Preferred Stock at such time as such conversion will not violate the provisions of this paragraph. The provisions of this Section will not apply to any conversion pursuant to Section 5 (a)(ii) hereof, and may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company (in which case, the Holder shall make such filings with the Commission, including under Rule 13D or 13G, as are required by applicable law), and the provisions of this Section shall continue to apply until such 75th day (or later, if stated in the notice of waiver). Other Holders shall be unaffected by any such waiver.

          (B) If on any Conversion Date (A) the Common Stock is listed for trading on the Nasdaq SmallCap Market or the Nasdaq National Market, (B) the Conversion Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding shares of Preferred Stock and as payment of dividends thereon in shares of Common Stock, together with any shares of the Common Stock previously issued upon conversion of shares of Preferred Stock and as payment of dividends thereon, would equal or exceed twenty percent (20%) of the number of shares of the Common Stock outstanding on the Original Issue Date (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum" and any such Conversion Date, the "Record Date"), and (C) the Company shall not have previously obtained the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the applicable rules and regulations of The Nasdaq Stock Market (or any success entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum in a private placement whereby shares of Common Stock are deemed to have been issued at a price that is less than the greater of book or fair market value of the Common Stock, then the Company shall issue to the Holder so requesting a conversion a number of shares of Common Stock equal to the Issuable Maximum and, with respect to the remainder of the aggregate Stated Value of the shares of Preferred Stock then held by such Holder for which a conversion in accordance with the Conversion Price would result in an issuance of Common Stock in excess of the Issuable Maximum (the "Excess Stated Value"), the Company shall, within three (3) days of the Record Date, provide the converting Holder with a notice (the "Notice") as to whether or not it has elected to use its best efforts to obtain the Shareholder Approval applicable to such issuance. If the Company shall either (i) fail to provide the converting Holder with the Notice within three (3) days of the Record Date, or (ii) indicate in the Notice that it does not intend to obtain the Shareholder Approval applicable to such issuance, or (iii) fail to obtain the Shareholder Approval applicable to such issuance prior to the 60th day following the Record Date, the converting Holder shall have the option to require the Company to either (1) if the Company has not prior thereto attempted or has attempted to and has failed to obtain the Shareholder Approval in accordance with this Section, use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request, or (2)(i) issue and deliver to such Holder a number of shares of Common Stock as equals (x) the Excess Stated Value, plus accrued dividends on all shares of Preferred Stock being converted, divided by (y) the closing sales price of the

Common Stock on the Original Issue Date, and (ii) cash in an amount equal to the product of (x) the Per Share Market Value on the Conversion Date and (y) the number of shares of Common Stock in excess of such Holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the Holder in respect of such conversion but for the provisions of this Section (such amount of cash being hereinafter referred to as the "Discount Equivalent"), or (3) pay cash to the converting Holder in an amount equal to the Mandatory Redemption Amount (as defined in Section 7) for the Excess Stated Value, provided, that the
                                                              --------
converting Holder may not select option (3) above unless the Company shall have been requested by the converting Holder to obtain Shareholder Approval, and shall have failed to (I) prepare and file with the Commission a proxy statement on Schedule 14A within 15 days after such request, (II) respond to all comments from the Staff of the Commission within five (5) business days after receipt thereof, (III) engage a proxy solicitation service to assist the Company in obtaining a sufficient number of proxies to facilitate Shareholder Approval, and
(IV) promptly enforce any voting rights agreement pertaining to Shareholder Approval. If the Company fails to pay the Discount Equivalent or the Mandatory Redemption Amount, as the case may be, in full pursuant to this Section within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum to the converting Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full.

     (b) Not later than three (3) Trading Days after a Conversion Date, the Company will deliver to the holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 4.1(b) of the Purchase Agreement) representing the number of shares of Common Stock being issued upon the conversion of shares of Preferred Stock (subject to reduction pursuant to Section 5(a)(ii) hereof), (ii) one or more certificates representing the number of shares of Preferred Stock not converted, (iii) a bank check in the amount of accrued and unpaid dividends (if the Company has elected or is required to pay accrued and unpaid dividends in cash) and (iv) if the Company has elected and is permitted hereunder to pay accrued dividends in shares of Common Stock, certificates, which shall be free of restrictive legends and trading restrictions (other than those required or allowed by Section 4.1(b) of the Purchase Agreement), representing such number of shares of Common Stock as are issuable on account of accrued dividends in such number as determined in accordance with Section 2(a). Notwithstanding the foregoing, the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock until certificates evidencing such shares of Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Preferred Stock or Common Stock, or the holder of such Preferred Stock notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of Common Stock to be issued on the

Conversion Date on account of accrued but unpaid dividends hereunder, are not delivered to or as directed by the applicable holder by the third Trading Day after the Conversion Date, the holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion. If the Company fails to deliver to the holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid dividends hereunder, prior to the fifth (5th) Trading Day after the Conversion Date, the Company shall pay to such holder, in cash, as liquidated damages and not as a penalty, $2,500 for each day after such fifth (5th) Trading Day until such certificates are delivered. If the Company fails to deliver to the holder such certificate or certificates pursuant to this Section prior to the twelfth (12th) day after the Conversion Date, the Company shall, at the Holder's option (i) redeem, from funds legally available therefor at the time of such redemption, such number of shares of Preferred Stock then held by such Holder, as requested by such Holder, and (ii) pay all accrued but unpaid dividends and all other amounts then owing on account of the Preferred Stock for which the Company shall have failed to issue Common Stock certificates hereunder, in cash. The redemption price for the shares of Preferred Stock to be redeemed in accordance with this Section shall be the Redemption Price (as defined in Section 7). If the holder has requested redemption pursuant to this Section and the Company fails for any reason to pay the Redemption Price under this Section within seven (7) days after such notice is given pursuant to
Section 5(i), the Company will pay interest on the unpaid portion of the Redemption Price at a rate of 18% per annum, accruing from such seventh day until the Redemption Price and any accrued interest thereon is paid in full. Nothing herein shall limit a holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common upon conversion within the period specified herein (including, without limitation, damages relating to any purchase of shares of Common Stock by such holder to make delivery on a sale effected in anticipation of receiving certificates representing shares of Common Stock upon conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such holder for the shares of Common Stock so purchased minus (B) the aggregate amount of net proceeds, if
                          -----
any, received by such holder from the sale of the shares of Common Stock issued by the Company pursuant to such conversion), and such holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (c)(i)  The conversion price for each share of Preferred Stock (the

"Conversion Price") on any Conversion Date shall be, at the option of the holder
-----------------
of the Preferred Stock to be converted, (x) three and 50/100 U.S. dollars ($3.50), or (y) the lesser of (A) one hundred ten percent (110%) of the average Per Share Market Value for the fifteen (15) Trading Days immediately preceding the Original Issue Date, or (B) ninety percent (90%) of the average of the three
(3) lowest Per Share Market Values during the twenty-two (22) Trading Days immediately preceding the applicable Conversion Date, provided, however, that
                                                      --------
such twenty-two (22) Trading Day period shall be extended for the number of Trading Days, if any, during such period in which (A) trading in the Common Stock was suspended from the Nasdaq SmallCap Market or any other market or trading facility on which it is listed for trading prior to such suspension, or
(B) after the date declared effective by the Commission, the Underlying Securities Registration Statement is not effective, or (C) after the date declared effective by the Commission, the Prospectus included in the Underlying Securities Registration Statement may not be used by the Holder for the resale of Underlying Shares, further provided that (a) if an Underlying Securities
                      ----------------
Registration Statement is not filed on or prior to the Filing Date (as such term is defined in the Registration Rights Agreement), or (b) if the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Securities Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission, or
(c) if the Underlying Securities Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement), or (d) if such Underlying Securities Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the Effectiveness Period (as such term as defined in the Registration Rights Agreement), without being succeeded by a subsequent Underlying Securities Registration Statement filed with and declared effective by the Commission within ten (10) days, or (e) if trading in the Common Stock shall be suspended, or if the Common Stock shall be delisted from trading, on the Nasdaq SmallCap Market or on any other national securities market, exchange or trading facility on which the Common Stock is then listed or quoted for trading for any reason for more than three (3) Trading Days, or (f) if the conversion rights of any holder of Preferred Stock are suspended for any reason or if any holder is not permitted to resell Registrable Securities under the Underlying Securities Registration Statement, or (g) if an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within ten (10) days after notification by the Commission that such amendment is required in order for the Underlying Securities Registration Statement to remain effective (any such failure being referred to as an "Event,"
                                                                         -----
and for purposes of clauses (a), (c) and (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) days period is exceeded, or for purposes of clauses (d) and (g) the date which such ten (10) day period is exceeded, or for purposes of clause (e) the date on which such three (3) Trading Day period is exceeded, being referred to as "Event
                                                                     -----
Date"), the Company shall pay a fee of two percent (2%) of the Purchase Price
----
for each month, which payment shall be in cash as liquidated damages, and not as a penalty on the first day of each monthly anniversary of the Event Date until
such time as the applicable Event, is cured.   If the holder of the Preferred
Stock to be converted elects to calculate the Conversion Price pursuant to clause (x) above, such holder shall receive, in addition to the number of shares of Common Stock otherwise issuable upon such conversion, a Warrant to purchase that number of shares of Common Stock which shall be the product of the aggregate Stated Value of the Preferred Stock so converted multiplied by 0.04. The Warrants shall have an exercise price that shall be one hundred twenty percent (120%) of the Per Share Market Value on the date of issuance of such Warrants, shall have a three (3) year term, and shall otherwise be in the form attached as Exhibit "E" to the Purchase Agreement. In the event conversion of the Preferred Stock results automatically on the third anniversary of the Original Issue Date, as described in Section

5(a)(i) above, the Conversion Price shall be the lesser of the Conversion Prices calculated pursuant to clauses (x) and (y) above.

          (ii) If the Company, at any time while any shares of Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution on account of or to holders of Junior Securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, or (c) combine outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (iii)  If the Company, at any time while any shares of Preferred
Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of Common Stock at the record date mentioned below, the Conversion Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5(c)(iii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

          (iv) If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 5(c)(ii) and (iii) above), then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a
                                      --------  -------
distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in
                                                       ---------
good faith by the holders of a majority in interest of the shares of Preferred Stock then outstanding; and provided, further, that the Company, after receipt
                            --------  -------
of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (v) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another Person pursuant to which the Company will not be the surviving entity, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (collectively, a "Business Combination"), the holders of the Preferred Stock then outstanding shall have the right thereafter to, at their option, (A) convert such shares of Preferred Stock, together with all accrued and unpaid dividends thereon, into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holders of the Preferred Stock shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which such shares of Preferred Stock, together with all accrued and unpaid dividends thereon could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled, (B) require the Company to redeem its shares of Preferred Stock then outstanding at the Redemption Price, but only if the Business Combination was the voluntary act of the Company (i.e. not a tender offer) or (C) to require that the Person with whom such consolidation, merger, sale or transfer or share exchange takes place issue and deliver to the holders of the Preferred Stock shares of convertible preferred stock or convertible debentures of such Person which newly issued shares or debentures (as the case may be) shall have terms substantially similar in all material respects to the terms of the Preferred Stock (including with respect to conversion) and shall be entitled to all of the rights and privileges of a holder of Preferred Stock set forth herein, in the

Registration Rights Agreement and in the Purchase Agreement (including without limitation, such rights as relates to the acquisition, transferability, registration and listing of the stock or other securities issuable upon conversion of such convertible preferred stock or convertible debentures). In such case, the conversion price for such newly issued convertible securities shall be based upon the amount of securities, cash or property that each share of Common Stock would receive in the transaction giving rise to the obligation to issue such securities, the Conversion Ratio immediately prior to the effective or closing date for such transaction and the Conversion Price stated herein. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holders of Preferred Stock the right to receive the securities, cash or property set forth in this Section upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges. If the holder has requested redemption pursuant to this Section and the Company fails for any reason to pay the Redemption Price under this Section within seven
(7) days after such notice is given pursuant to Section 5(i), the Company will pay interest on the unpaid portion of the Redemption Price at a rate of 18% per annum, accruing from such seventh day until the Redemption Price and any accrued interest thereon is paid in full.

          (vi) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (vii) Whenever the Conversion Price is adjusted pursuant to Section 5(c)(ii), (iii), (iv) or (v) the Company shall promptly mail to each holder of Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (viii) If:

                   A. the Company shall declare a dividend (or any other
                      distribution) on its Common Stock; or

                   B. the Company shall declare a special nonrecurring cash
                      dividend on or a redemption of its Common Stock; or

                   C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                   D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the

                  Company, or any compulsory share or exchange whereby the Common Stock is converted into other securities, cash or property; or

               E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Preferred Stock, and shall cause to be mailed to the holders of Preferred Stock at their last addresses as they shall appear upon the stock books of the Company, at least 45 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that
                                                         --------  -------
the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert shares of Preferred Stock during the 30-day period commencing the date of such notice to the effective date of the event triggering such notice.

          (ix) If the Company (i) makes a public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any Person or group of Persons (including the Company, but excluding a holder or any affiliate of a holder) publicly announces a bona fide tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on
                                            ------------------
which a Major Announcement is made, the "Announcement Date"), then, in the event
                                         -----------------
that a holder of Preferred Stock seeks to convert shares of Preferred Stock on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lower of (x) the Conversion Price measured on the Announcement Date and (y) the Conversion Price in effect on the Conversion Date for such Preferred Stock.

"Abandonment Date" means with respect to any proposed transaction or tender
-----------------
offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph has been made, the date upon which the Company (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph to become operative.

     (d) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the holders of Preferred Stock (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the holders of Preferred Stock at least 30 calendar days prior to the effective date of such action, and an Appraiser selected by the holders of majority in interest of the Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this
Section 5), of the Conversion Price (including, if necessary, any adjustment as to the securities into which shares of Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of shares of Preferred Stock; provided, however, that the Company, after receipt of the determination by such
--------  -------
Appraiser, shall have the right to select an additional Appraiser, in good faith, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made
--------  -------
which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

     (e) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock and payment of dividends on Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Preferred Stock, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5(c)) upon the conversion of all outstanding shares of Preferred Stock and payment of dividends hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

     (f) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted and unless waived by the holder of the Preferred Stock, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder of a share of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (g) The issuance of certificates for shares of Common Stock on conversion of Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required
                                 --------
to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (h) Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of undesignated stock.

     (i) Any and all notices or other communications or deliveries to be provided by the holders of the Preferred Stock hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the attention of the Vice President, Legal, of the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each holder of Preferred Stock at the facsimile telephone number or address of such holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) four days after deposit in the United States mails, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or
(v) upon actual receipt by the party to whom such notice is required to be given. For purposes of Section 5(c)(i), if a Conversion Notice is delivered by facsimile prior to 5:00 p.m. (Salt Lake City time) on any date, then the day prior to such date shall be the last Trading Day calculated to determine the Conversion Price applicable to such Conversion Notice, and the date of such delivery shall commence the counting of days for purposes of Section 5(b).

     Section 6.  Optional Redemption.
                 -------------------

     (a) The Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding and unconverted shares of Preferred Stock at a price equal to the Redemption Price. Any redemptions pursuant to this Section 6 shall be effected by the delivery of a notice to each holder of Preferred Stock to be redeemed, which notice shall indicate the number of shares of Preferred Stock of each holder to be redeemed and the date that such redemption is to be effected, which shall be the fifth (5/th/) Trading Day after the date such notice is deemed delivered pursuant to Section 5(i) (the "Optional
                                                                        --------
Redemption Date"). All redeemed shares of Preferred Stock shall cease to be
---------------
outstanding and shall have the status of authorized but undesignated stock, but may not be reissued as Preferred Stock. The entire Redemption Price under this Section shall be paid in cash by the Optional Redemption Date. The holders of the Preferred Stock shall have the right to tender, and the Company shall honor, Conversion Notices for shares of Preferred Stock, including shares subject to the notice of redemption described in this Section, at any time through the fourth (4/th/) Trading Day after receipt of such notice of redemption.

     (b) If any portion of the Redemption Price under this section is not paid by the Company on or prior to the Optional Redemption Date, interest shall accrue thereon at the rate of 18% per annum thereafter until such Redemption Price plus all such interest is paid in full (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of such Redemption Price remains unpaid for more than five (5) calendar days after the date due, each holder of the Preferred Stock subject to such redemption may elect, by written notice to the Company, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth in Section 5 of all of the shares of Preferred Stock for which such Redemption Price has not been paid in full (the "Unpaid Redemption Shares"), in which event the Per Share
                        ------------------------
Market Price for such shares shall be the lower of the Per Share Market Price calculated on the date such Redemption Price was originally due and the Per Share Market Price as of the holder's written demand for conversion, or (ii) invalidate ab initio such redemption, notwithstanding anything herein contained
           ---------
to the contrary. If a holder elects option (i) above, the Company shall within three (3) Trading Days of its receipt of such election deliver to such holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares subject to such holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if such holder elects option
(ii) above, the Company shall promptly, and in any event not later than three
(3) Trading Days from receipt of the holder's notice of such election, return to the holder all of the Unpaid Redemption Shares.

     Section 7.  Definitions.  For the purposes hereof, the following terms
                 -----------
shall have the following meanings:

          "Applicable Percentage" means (i) one hundred twelve percent (112%)
           ---------------------
for any payment in full of the Redemption Price occurring within sixty (60) days after the Original Issue Date; (ii) one hundred fifteen percent (115%) for any payment in full of the Redemption Price occurring after the 61/st/ day but before the one hundred twentieth (120/th/) day after the Original Issue Date;
(iii) one hundred twenty percent (120%) for any payment in full of the Redemption Price occurring after the 121/st/ day but before the one hundred eightieth (180/th/) day after the Original Issue Date; and (iv) one hundred twenty-five percent (125%) for any payment in full of the Redemption Price occurring after the 181/st/ day after the Original Issue Date.

          "Average Daily Trading Volume" means for any period specified the
           ----------------------------
average of the daily sales volume of the Common Stock as reported by the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Common Stock is then listed or quoted, or if the Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the daily trading volume as in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date.

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government action to close.

          "Common Stock" means the common stock, $.0001 par value per share, of
           ------------
the Company, and stock of any other class into which such shares may hereafter have been reclassified or changed.

          "Conversion Ratio" means, at any time, a fraction, the numerator of
           ----------------
which is Stated Value plus accrued but unpaid dividends to the extent to be paid in shares of Common Stock and the denominator of which is the Conversion Price at such time.

          "Junior Securities" means the Common Stock and all other equity
           -----------------
securities of the Company except for the Company's Series A Convertible Preferred Stock and the Company's Series D 4% Convertible Preferred Stock.

          "Mandatory Redemption Amount" for each share of Preferred Stock means
           ---------------------------
the sum of (i) the greater of (A) 125% of the Stated Value and all accrued and unpaid dividends with respect to such share, and (B) the product of (a) the Per Share Market Value on the Trading Day immediately preceding (x) the date of the Triggering Event or the Conversion Date, as the case may be, or (y) the date of payment in full by the Company of the applicable Redemption Price, whichever is greater, and (b) the Conversion Ratio calculated on the date of the Triggering Event, or the Conversion Date, as the case may be, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such shares of Preferred Stock.

          "Original Issue Date" means the date of the first issuance of any
           -------------------
shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

          "Per Share Market Value" means on any particular date (a) the closing
           ----------------------
bid price per share of the Common Stock on such date on the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National

Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holders of a majority in interest of the shares of the Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Purchase Agreement" means the Series E Convertible Preferred Stock
           ------------------
Exchange And Purchase Agreement, dated as of the Original Issue Date, between the Company and the original holders of the Preferred Stock.

          "Redemption Price" shall be equal to the sum of (i) the greater of (A)
           ----------------
one hundred twenty-five percent (125%) of the aggregate Stated Value of the shares of Preferred Stock being redeemed and all accrued and unpaid dividends with respect to such shares, and (B) the product of (a) the number of shares of Preferred Stock to be redeemed multiplied by the Stated Value of such shares of Preferred Stock and (b) the Applicable Percentage and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such shares of Preferred Stock to be redeemed.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement, dated the Original Issue Date, between the Company and the original holder of Preferred Stock.

          "Trading Day" means (a) a day on which the Common Stock is traded on
           -----------
the Nasdaq SmallCap Market or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq SmallCap Market or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

          "Transaction Documents" means collectively, the Purchase Agreement and
           ---------------------
the exhibits and schedules thereto, including, the Warrants and the Registration Rights Agreement.

          "Underlying Shares" means the number of shares of Common Stock into
           -----------------
which the Shares are convertible in accordance with the terms hereof and the Purchase Agreement and shares of Common Stock issuable on account of dividends on or with respect to the Preferred Stock.

          "Underlying Securities Registration Statement" shall mean a
           --------------------------------------------
registration statement under the Securities Act prepared by the Company and filed with the Commission in accordance with the Registration Rights Agreement, covering the resale of the Underlying Shares and naming the holders of the Preferred Stock as "selling stockholders" thereunder.

     Section 8.     Redemption Upon Triggering Events.
                    ---------------------------------

            (a) Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, to require the Company to redeem all or a portion of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the sum of (i) the Mandatory Redemption Amount plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions or as payment of dividends hereunder and then held by the Holder and (B) the Per Share Market Value on the date such redemption is demanded or the date the redemption price hereunder is paid in full, whichever is greater (the "Mandatory Redemption Price"). The Mandatory Redemption Price shall be due and payable within ten (10) days of the date of the notice for the payment therefor is provided by a Holder.

            (b) If the Company fails to pay the Mandatory Redemption Price hereunder in full pursuant to this Section within seven (7) days after the date when due in accordance with the terms of Section 7(a), the Company will pay interest thereon at a rate of 18% per annum, accruing daily from such seventh day until the Mandatory Redemption Price, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof.

            (c) A "Triggering Event" means (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgement, decree or order of any court, or any order, rule or regulation of any administrative or governmental body) the failure of an Underlying Securities Registration Statement to be filed with the Commission on or prior to the 45th day after the Original Issue Date.

                                   EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the registered holder in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series E Convertible Preferred Stock indicated below, into shares of Common Stock, par value $.0001 per share (the "Common Stock"), of fonix corporation (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

                    _______________________________________________________
                    Date to effect conversion

                    ________________________________________________________
                    Number of shares of Preferred Stock to be converted

                    _______________________________________________________
                    Number of shares of Common Stock to be issued

                    _______________________________________________________
                    Applicable conversion price

                    _______________________________________________________
                    Name of Holder


                    _______________________________________________________


                    _______________________________________________________
                    Address of Holder


                    __________________________________
                    Authorized Signature

                                                                       EXHIBIT B
                                                                       ---------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This Registration Rights Agreement (this "Agreement") is made and
                                                    ---------
entered into as of September 30, 1998, by and between FONIX CORPORATION, a Delaware corporation (the "Company"), and DOMINION CAPITAL FUND, LTD., a
                           -------
[__________] corporation ("Dominion"), and SOVEREIGN PARTNERS LP, a
                           --------
[_______________] corporation ("Sovereign") (Dominion and Sovereign are each
                                ---------
referred to as a "Purchaser" and are collectively referred to as "Purchasers").
                  ---------                                       ----------

          This Agreement is made pursuant to the Series E Convertible Stock Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").
                 ------------------

          The Company and the Purchasers hereby agree as follows:

     1.   Definitions
          -----------

          Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have meaning set forth in Section 3(o).
           ------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings
               ----------    -----------       ----------
correlative to the foregoing.

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

          "Closing Date" shall have the meaning set forth in the Purchase
           ------------
Agreement.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock" means the Company's Common Stock, par value $.0001 per
           ------------
share.

          "Effectiveness Date" means December 1, 1998.
           ------------------

          "Effectiveness Period" shall have the meaning set forth in Section
           --------------------
2(a).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Filing Date" means the 15th day following the Closing Date.
           -----------

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------      -------
from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).
           -----------------

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).
           ------------------

          "Losses" shall have the meaning set forth in Section 5(a).
           ------

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Preferred Shares" means the shares of Series E Preferred Stock, par
           ----------------
value $.0001 per share, of the Company issued to the Purchasers on the Closing Date.

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in the Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means the shares of Common Stock issuable (a)
           ----------------------
upon conversion in full of the Preferred Shares, (b) upon exercise in full of the Warrants and (c) as payment in full of dividends on the Preferred Shares;

provided, however that in order to account for the fact that the number of
--------  -------
shares of Common Stock that are issuable upon conversion of Preferred Shares or exercise of the Warrants is determined in part upon the market price of the Common Stock at the time of conversion or exercise, Registrable Securities contemplated by clause (a) of this definition shall be deemed to include not less than, and the initial Registration Statement to be filed hereunder shall cover no less than, 200% of the number of shares of Common Stock issuable upon conversion in full of the Preferred Shares assuming such conversion were to have occurred on the Filing Date or the Closing Date, whichever date yields a lower Conversion Price, and contemplated by clause (b) of this definition shall be deemed to include not less than 200% of the number of shares of Common Stock issuable upon exercise of the Warrants, assuming the maximum number of Warrants were issued and that such exercise were to have occurred on the Filing Date or the Closing Date, whichever date yields a lower Conversion Price. The Company shall be required to file additional Registration Statements to the extent the actual number of shares of Common Stock into which the Preferred Shares are convertible (together with dividends thereon) and Warrants are exercisable exceeds the number of shares of Common Stock initially registered in accordance with the immediately prior sentence (the Company shall have 20 days to file such additional Registration Statement after notice of the requirement thereof, which the Holders may give at such time when the number of shares of Common Stock as are issuable upon exercise of the Warrants, as payment of dividends in respect of the Preferred Stock and upon conversion of the Preferred Stock exceeds 75% of the number of shares of Common Stock then covered by an effective Registration Statement.

          "Registration Statement" means the registration statement contemplated
           ----------------------
by Section 2(a) (covering such number of Registrable Securities and any additional Registration Statements contemplated in the definition of Registrable Securities), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 158" means Rule 158 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Special Counsel" means the law firm acting as counsel to the Holders,
           ---------------
for which the Holders will be reimbursed by the Company pursuant to Section 4.

          "Underwritten Registration or Underwritten Offering" means a
           --------------------------------------------------
registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

          "Warrants" means the Common Stock purchase warrants issued to the
           --------
Purchasers (or their successors) as provided in the Certificate of Designation.

     2.   Shelf Registration
          ------------------

          (a) On or prior to the Filing Date the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 promulgated under the Securities Act (or, if the Company is not permitted to register the resale of the Registrable Securities on Form S-3, the Registration Statement shall be on such other appropriate form in accordance herewith as the Holders of a majority in interest of the Registrable Securities may consent). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of Common Stock as may be required to effect conversion of the shares of Preferred Stock (and payment of dividends thereon) or exercise of the Warrants, in each case to prevent dilution resulting from stock splits, stock dividends or similar events, or by reason of changes in the Conversion Price in accordance with the terms of the Certificate of Designation (as defined in the Purchase Agreement) or by reason of changes in the Exercise Price (as defined in the Warrants) in accordance with the terms of the Warrants. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period"). The
                                                     ---------------------
Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell all of the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

          (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, the investment banker that will administer the offering will be selected by the Holders of a majority of the Registrable Securities to be included in such offering. In connection with any Underwritten Offering, if the managing underwriters advise the Company and the participating Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata
                                                                      --- ----
among the Holders proposing to sell Registrable Securities in such Underwritten Offering. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

     3.   Registration Procedures
          -----------------------

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement (and any additional Registration Statements as may be required hereunder) in accordance with Section 2(a), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to
        --------  -------
the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object on a timely basis.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to all Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act;
(iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the Commission notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or representatives of the Company receive on its behalf) any oral or written comments from the Commission in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Holders); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Pro spectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(c) not later than one (1) Business Day in advance of the filing of such responses with the Commission so that the Holders shall have the opportunity to comment thereon.

          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be
                          --------  -------
required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.

          (f) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however,
                                                            --------  -------
that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least three Business Days prior to any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l) In the case of an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each selling Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement or at the time of delivery of any Registrable Securities sold pursuant thereto (at the option of the underwriters), obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each Person and in such form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 7 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is
                        --------  -------
determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless
(i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

          (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or end shorter periods as is consistent with the requirements of Rule 158.

          (o) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a rec ommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder agrees by its acquisition of such Registrable Securities that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of
                                        ------
the applicable Pro spectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Pro spectus or Registration Statement.

          4.   Registration Expenses
               ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall, except as and to the extent specified in Section 4(b), be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq Stock Market, Inc. and Nasdaq SmallCap Market and each other securities exchange or market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)),
(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $10,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

          (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the Underwriters (including any underwriting commissions and discounts) and their legal counsel and accountants, which shall be borne by the

Holders and the Underwriters. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.

     5.   Indemnification
          ---------------

          (a) Indemnification by the Company.  The Company shall,
              ------------------------------
notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue
                ------
or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders.  Each Holder shall, severally and not
              --------------------------
jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be
              --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an

"Indemnified Party"), such Indemnified Party promptly shall notify the Person
------------------
from whom indemnity is sought (the "Indemnifying Party") in writing, and the
                                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of independent outside counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regard less of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution.  If a claim for indemnification under Section 5(a)
              ------------
or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), the Purchasers shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchasers from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.


          6.   Other Company Registration Obligations; Piggy-Back Registration.
               ---------------------------------------------------------------

          (a)  No Inconsistent Agreements.  Except as and to the extent
               --------------------------
specifically set forth in Schedule 6(a) attached hereto, neither the Company nor
                          -------------
any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specifically set forth in

Schedule 6(a) attached hereto, neither the Company nor any of its subsidiaries
-------------
has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. Furthermore, if the Company grants any registration rights during the 180-day period following the date hereof, in addition to complying the foregoing provisions of this Section 6(a), no registration statement shall become effective for a period of at least 180 days after the closing date of the transaction in respect of which such registration rights are granted.

          (b)  No Piggyback on Registrations.  Except as and to the extent
               -----------------------------
specifically set forth in Schedule 6(a) attached hereto, neither the Company nor
                          -------------
any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

          (c)  Piggy-Back Registrations. If at any time during the Effectiveness
               ------------------------
Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each holder of Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such holder requests to be registered. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.

     7.   Miscellaneous
          -------------

          (a) Remedies.  In the event of a breach by the Company or by a Holder,
              --------
of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding Registrable Securities; provided, however, that, for the pur
                                         --------  -------
poses of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the
                                                    --------  -------
provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (c) Notices.  Any and all notices or other communications or
              -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:             fonix corporation
                                    60 East South Temple Street
                                    Suite 1225
                                    Salt Lake City, Utah  84111
                                    Facsimile No.:  (801) 328-8778
                                    Attn: Roger D. Dudley

     With copies to:                Durham, Evans, Jones & Pinegar, P.C.
                                    Suite 850 Key Bank Tower
                                    50 South Main Street
                                    Salt Lake City, Utah  84144
                                    Facsimile No.: (801) 538-2425
                                    Attn: Jeffrey M. Jones, Esq.

     If to Purchasers:              Dominion Capital Fund, Ltd.
                                    Sovereign Partners, LP
                                    c/o Thomson Kernaghan & Co.
                                    365 Bay Street
                                    Toronto, Canada
                                    Fax (416) 860-3610
                                    Attention: Mark Valentine

     With copies to:                Krieger & Prager
                                    319 5th Avenue
                                    New York, New York  10016
                                    Fax: (212) 213-2077
                                    Attn.  Samuel M. Krieger, Esq.

     If to any other Person who is then the registered Holder:

                                    To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The Purchasers may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (e) Assignment of Registration Rights.  The rights of any Purchaser
              ---------------------------------
hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by such Purchaser to any assignee or transferee of all or a portion of the Preferred Shares held by such Purchaser, the Warrant held by such Purchaser or Registrable Securities without the consent of the Company if:
(i) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to such registration rights are being transferred or assigned, (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Purchasers (and to subsequent) successors and assigns.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.
In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (g) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

          (h) Cumulative Remedies.  The remedies provided herein are cumulative
              -------------------
and not exclusive of any remedies provided by law.

          (i) Severability. If any term, provision, covenant or restriction of
              ------------
this Agree ment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restric tion. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (k) Shares Held by The Company and its Affiliates.  Whenever the
              ---------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Purchasers or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                              fonix corporation



                              By:
                                 ------------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------



                              DOMINION CAPITAL FUND, LTD



                              By:______________________________________
                                    Its:_______________________________



                              SOVEREIGN PARTNERS, LP



                              By:______________________________________
                                    Its:_______________________________

                                 Schedule 6(a)
                                 -------------

                           OTHER REGISTRATION RIGHTS

1.   Siemens Aktiengesellschaft.  On November 17, 1997, the Company entered into
     ---------------------------
     a strategic collaborative agreement (the "Master Agreement") with Siemens Semiconductor Group of Siemens Aktiengesellschaft ("Siemens") pursuant to which the Company and Siemens will jointly pursue the development and commercialization of products incorporating the Company's technologies into Siemens integrated circuits ("ICs") for use in telecommunications products. The Master Agreement anticipates multiple product-specific collaborative efforts between the Company and Siemens for a variety of telecommunications applications as described in multiple to-be-negotiated sub-agreements ("Statements of Work").

     On February 11, 1998, the Company and Siemens executed the first Statement of Work pursuant to the Master Agreement. In connection with the execution of the Statement of Work, and as anticipated by the Master Agreement, on February 13, 1998, Siemens paid to the Company a total of 5,000,000 deutsche marks ("DM"). Of that amount, 600,000 DM was paid as the purchase price for warrants ("Warrants") to purchase up to 1,000,000 shares of fonix restricted common stock on or before the following dates and at the following exercise prices:

     No. of Shares    Exercise Price   Expiration Date

     200,000          U.S. $10.00     December 31, 1998
     200,000          U.S. $15.00     March 31, 1999
     200,000          U.S. $20.00     June 30, 1999
     200,000          U.S. $25.00     September 30, 1999
     200,000          U.S. $30.00     December 31, 1999

     The Common Stock, if any, issued to Siemens as a result either of Siemens purchase of Common Stock or its exercise of the Warrants will be restricted stock. The Company has agreed to register such shares of Common Stock within 30 days of the earlier of (i) the exercise by Siemens of Warrants to purchase the first 200,000 shares of stock underlying the Warrants, or (ii) April 23, 1998. Siemens also has "piggyback" registration rights with respect to the Shares and the common stock underlying the Warrants.

2.   Synergetics, Inc..  Synergetics, Inc., is a Utah corporation that entered
     -----------------
     into a Product Development and Assignment Agreement (the "Development Agreement") with Phonic Technologies, Inc., a Utah corporation and the Company's predecessor in interest ("PTI") on October 16, 1993. Under the Development Agreement, Synergetics agreed to perform research and development activities in connection with the development and commercialization of the Company's voice recognition technologies and to irrevocably transfer and assign to PTI any and all right, title and interest in and to the technology, in return for which PTI agreed to fund the research and development activities of

     Synergetics on an as-needed basis and to pay to Synergetics a royalty of 10% of net sales of any products incorporating the technology or from any revenues from licensing the technology (the "Royalty").

     Effective June 16, 1994, PTI was merged with and into the Company. The Company succeeded to the rights of PTI under the Development Agreement. In connection with its research and development activities performed under the Development Agreement, Synergetics engaged software development engineers, linguists, computer scientists and other professional and administrative personnel (collectively "Developers") to work on the technology. Some of the Developers were paid cash consideration for their services; others were issued (by Synergetics), either in addition to or in lieu of cash compensation, certificates representing fractional interests in the Royalty payments to be received by Synergetics from the Company (each such right a "Project Share"). The Project Shares issued to the Developers each represent one sixtieth (1/60th) of one percent (1%) of the total Royalty payments payable by the Company under the Development Agreements, provided, that the amounts payable to Project Share holders is limited to a maximum of $30,000 for each Project Share held, upon payment of which maximum amount the Project Shares terminate and have no further force or effect.

     On March 13, 1997, the Company and Synergetics signed a Memorandum of Understanding (the "MOU") which manifested their agreement in principle that the Royalty should be canceled in exchange for the offering and issuance by the Company of warrants to purchase up to 4,800,000 shares of the Company's Common Stock. The MOU specified that the warrants would have an exercise price of $10.00 per share, but would not be exercisable until the market price of the Common Stock reaches $37.50 per share for a specified period of time. In recognition of the issuance by Synergetics of the Project Shares, the MOU further anticipated that the Company would issue a pro rata portion of the warrants in exchange for cancellation of the Royalty to any Developers who desired to tender their Project Shares for such warrants.

     The definitive agreements anticipated by the MOU have not been finally negotiated or executed. Nevertheless, the Company anticipates that in order to accomplish any offering of warrants in exchange for Project Shares, it will have to file a registration statement covering both the warrants and the underlying Common Stock.

3.   AcuVoice, Inc.  In March 1998, the Company acquired AcuVoice, Inc, a
     -------------
     California corporation ("AcuVoice"), pursuant to a statutory merger of AcuVoice with and into a wholly-owned subsidiary of the Company. The former shareholders of AcuVoice received cash payment and fonix common stock in exchange for their common stock of AcuVoice. Pursuant to the Agreement and Plan of Reorganization executed by the parties to the AcuVoice merger, the shareholders of AcuVoice obtained demand registration rights that may be exercised at any time 12 months after the effective time of the merger, provided that such demand does not occur during the period starting with the date 60 days prior to fonix's filing of, and ending on the date 90 days after the effective date of any other registration statement.

4.   Articulate Systems, Inc.  On July 31, 1998, the Company entered into a
     -----------------------
     definitive Agreement and Plan of Merger pursuant to which it acquired Articulate Systems, Inc, a Delaware corporation ("Articulate"), through a statutory merger of Articulate with and into a wholly-owned subsidiary of the Company effective as of September 2, 1998. The stockholders of Articulate received cash payment and fonix restricted common stock in exchange for their capital stock of Articulate. Pursuant to the Agreement and Plan of Merger executed by the parties to the Articulate merger, the shareholders of Articulate obtained piggyback registration rights that may be exercised at any time 6 months after the effective time of the merger. The piggyback rights do not apply to (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction or (iii) a registration pursuant to registration rights granted as of the date of the merger agreement.

5.   Papyrus Transactions.  On September 10, 1998, the Company entered into an
     --------------------
     Agreement and Plan of Merger among the Company, Papyrus Acquisition Corporation, a Utah corporation and wholly-owned subsidiary of the Company, and Papyrus Associates, Inc., a Pennsylvania corporation. In a related transaction, on September 10, 1998, the Company entered into an Agreement and Plan of Merger among the Company, Papyrus Acquisition Corporation and Papyrus Development Corporation, a Massachusetts corporation. Pursuant to the Papyrus Agreements, the Company will acquire by merger the Papyrus entities, in return for which the Company will issue (in addition to the payment of cash consideration as specified in the agreements), a total of $3,640,000 in Common Stock, each share of which will be valued at the average of the closing bid prices for the Common Stock for the 30 trading day periods immediately preceding the closing dates for the Papyrus transactions. Pursuant to the Papyrus Agreements, the shareholders of the Papyrus entities who receive Common Stock will obtain piggyback registration rights that may be exercised at any time 6 months after the effective time of the mergers. The piggyback rights do not apply to (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction or (iii) a registration pursuant to registration rights granted as of the date of the merger agreement.

6.   3D Planet Transaction.  On September 8, 1998, the Company entered into an
     ---------------------
     Asset Purchase Agreement between the Company and 3D Planet, Inc., a Delaware corporation. Pursuant to the 3D Planet Agreement, the Company will acquire all of the assets of 3D Planet, in consideration for which the Company will issue (in addition to the payment of cash consideration as specified in the agreement), a total of $5,900,000 in Common Stock, each share of which will be valued at the average of the averages of the closing bid prices for the 3 10-trading-day periods immediately preceding May 29, 1998, September 8, 1998 and the closing date of the 3D Planet transaction. Pursuant to the 3D Planet Agreement, the shareholders of 3D Planet (or 3D Planet) who receive Common Stock will obtain piggyback registration rights that may be exercised at any time 6 months after the effective time of the transaction. The piggyback rights do not apply to (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a

     Rule 145 transaction or (iii) a registration pursuant to registration rights granted as of the date of the merger agreement. The Company presently believes the 3D Planet transaction will close in October 1998, although there can be no assurance that the closing will occur.

7. In addition to the foregoing, the Company presently has 3 effective S-3 registration statements covering resales of Common Stock underlying warrants issued in connection with previous financings, and would be, under certain circumstances, obligated to file additional registration statements in respect of those securities.

                                                                       EXHIBIT C
                                                                       ---------



                          TRANSFER AGENT INSTRUCTIONS

                               September 30, 1998



Ladies and Gentlemen:

     Reference is made to that certain Series E Convertible Preferred Stock Purchase and Exchange Agreement (the "PURCHASE AGREEMENT") between fonix corporation, a Delaware corporation (the "COMPANY"), and the buyers named therein (the "HOLDERS") pursuant to which the Company is issuing to the Holders shares of its 4% Series E Convertible Preferred Stock, par value $.0001 per share (the "PREFERRED SHARES"), and Common Stock purchase warrants (the "WARRANTS") which shall be convertible and exercisable, respectively, into shares of the Company's common stock, $.0001 par value per share (the "COMMON STOCK"). The shares of Common Stock issuable upon conversion of the Preferred Shares and the issuance of dividends thereon and the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as "UNDERLYING SHARES."

     This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Preferred Shares or exercise of the Warrants, from time to time, upon surrender to you of (i) a properly completed and duly executed Conversion Notice, in the form attached hereto as
EXHIBIT I or Exercise Notice, in the form attached hereto as EXHIBIT II, and
(ii) certificates representing Preferred Shares being converted or the Warrants being exercised (or an indemnification undertaking with respect to such share certificates in the case of their loss, theft or destruction).

     So long as you have previously received an opinion of the Company's outside counsel substantially in the form of EXHIBIT III attached hereto (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the registration statement covering Underlying Shares) stating that a registration statement covering resales of Underlying Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Underlying Shares may be resold without any restrictive legend (the "OPINION"), certificates representing Underlying Shares shall not bear any legend restricting transfer of Underlying Shares thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received a copy of the Opinion, then the certificates for Underlying Shares shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

and, provided further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for Underlying Shares in the event a registration statement covering Underlying Shares is subject to amendment for events then current.

     Please be advised that the Holders have relied upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, the Holders are a third party beneficiary to these instructions.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (801) 328-0161.

                                    Very truly yours,

                                    fonix corporation


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


ACKNOWLEDGED AND AGREED:

CONTINENTAL STOCK TRANSFER & TRUST CO.
By:_________________________________________
Name:_______________________________________
Title: _____________________________________

                                                                       EXHIBIT I



                              NOTICE OF CONVERSION
                           AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder in order to Convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of 4% Series E Convertible Preferred Stock indicated below, into shares of Common Stock, par value $.0001 per share (the "Common Stock"), of fonix corporation (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:            _________________________________________
                                    Date to Effect Conversion

                                    _________________________________________
                                    Number of shares of Preferred Stock to be Converted

                                    _________________________________________
                                    Number of shares of Common Stock to be
                                    Issued

                                    _________________________________________
                                    Applicable Conversion Price

                                    _________________________________________
                                    Signature

                                    _________________________________________
                                    Name

                                    _________________________________________
                                    Address

                                                                      EXHIBIT II

                               NOTICE OF EXERCISE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To fonix corporation:

     In accordance with the Warrant enclosed with this Notice of Exercise, the undersigned hereby irrevocably elects to purchase [___________] shares of common stock, $.0001 par value, of fonix corporation ("Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Notice of Exercise relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                        PLEASE INSERT SOCIAL SECURITY OR

                           TAX IDENTIFICATION NUMBER



________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________


     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


________________________________________________________________________________
                        (Please print name and address)

Dated:    ____________, _____
          Name of Holder:

          (Print)_______________________________________________________________

          (By:)_________________________________________________________________
                                    (Name:)
                                    (Title:)
                                    (Signature must conform in all respects to
                                    name of holder as specified on the face of
                                    the Warrant)

                                                                     EXHIBIT III

                       [FORM OF OUTSIDE COUNSEL OPINION]

[Addressee]
[Address]

To Whom It May Concern:

     The Registration Statement on Form S-3 (File No. 333-______________) of fonix corporation (the "Registration Statement") was declared effective at
___:____ __.M. Eastern Time on _____________, 199___.   Upon conversion of the
Preferred Shares (and payment of dividends thereon) and upon exercise of the Warrants referred to in the Company's instruction letter attached, you are authorized to issue certificates for the Company's common stock without restrictive legends.



                                    Very truly yours,

                                                                       EXHIBIT D
                                                                       ---------


NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               FONIX CORPORATION

                                    WARRANT
                                    -------

Warrant No. [__]                             Dated ________, 199__


     fonix corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, [___________________], or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [______________ ] shares of Common Stock, $.0001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $[____]/1/ per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including August ___, 2001 (the "Expiration Date"), and subject to the following terms and conditions:


          1.   Registration of Warrant.  The Company shall register this
               -----------------------
Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.


--------------------
/1/ Exercise price equal to 120% of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding the issue date hereof.

        2. Registration of Transfers and Exchanges.
           ---------------------------------------

           (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

           (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

        3. Duration and Exercise of Warrants.
           ---------------------------------

           (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., Salt Lake City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., Salt Lake City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. This Warrant may not be redeemed by the Company.

           (b) Subject to Sections 2(b), 6 and 11, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by the Purchase Agreement of even date herewith between the Holder and the Company.
Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

           A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

           (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

        4. Piggyback Registration Rights. During the term of this Warrant, the
           -----------------------------
Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act of 1933, as amended, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days written notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the expiration of this Warrant. The Company will pay all registration expenses in connection therewith.

        5. Payment of Taxes. The Company will pay all documentary stamp taxes
           ----------------
attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

        6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen
           ----------------------
or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if reasonably satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

        7. Reservation of Warrant Shares. The Company covenants that it will at
           -----------------------------
all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

        8. Certain Adjustments. The Exercise Price and number of Warrant Shares
           -------------------
issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

           (a) If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock (as defined below) or on any other class of capital stock (and not the Common Stock) payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

           (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company in which the consideration therefor is equity or equity equivalent securities or any compulsory share exchange pursuant to which the Common Stock is converted into other securities or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property of the Company's business combination partner equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

          (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") mutually selected in good faith by the holders of a majority in interest of the Warrants then outstanding and the Company. Any determination made by the Appraiser shall be final.

          (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock to all holders of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and
(B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

          (e) For the purposes of this Section 8, the following clauses shall also be applicable:

              (i)  Record Date.  In case the Company shall take a record of the
                   -----------
holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (ii) Treasury Shares.  The number of shares of Common Stock
                   ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (g)  If:

                 (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                 (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                 (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                 (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                 (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any
               --------  -------
defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

        9. Payment of Exercise Price.  The Holder may pay the Exercise Price in
           -------------------------
cash or, in the event that a registration statement covering the resale of the Warrant Shares and naming the holder thereof as a selling stockholder thereunder is not effective for the resale of the Warrant Shares at any time during the term of this Warrant, pursuant to a cashless exercise, as follows:

             (a) Cash Exercise.  The Holder shall deliver immediately
                 -------------
available funds;

             (b) Cashless Exercise.  The Holder shall surrender this Warrant to
                 -----------------
the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                 X = Y (A-B)/A
     where:
                 X = the number of Warrant Shares to be issued to the Holder.

                 Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                 A = the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise.

                 B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

        10. Fractional Shares. The Company shall not be required to issue or
            -----------------
cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

        11. Notices. Any and all notices or other communications or deliveries
            -------
hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to fonix corporation, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111, or to Facsimile
No.: (801) 328-8778 Attention: Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

        12. Warrant Agent.
            -------------

            (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

            (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

        13. Miscellaneous.
            -------------

            (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

            (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

            (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



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                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                         FONIX CORPORATION



                         By:_______________________________

                         Name:_____________________________

                         Title:____________________________

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To fonix corporation:

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase [___________] shares of Common Stock ("Common Stock"), $.0001 par value per share, of fonix corporation and encloses herewith $________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER

                                                ________________________________


________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

Dated:__________________, _____     Name of Holder:


                                    (Print)_____________________________________

                                    (By:)_______________________________________
                         (Name:)
          (Title:)

                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

           [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of fonix corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of fonix corporation with full power of substitution in the premises.

Dated:

_______________, ____


                         _______________________________________
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                         _______________________________________
                         Address of Transferee

                         _______________________________________

                         _______________________________________



In the presence of:


__________________________

                                                                       EXHIBIT E
                                                                       ---------
                                VOTING AGREEMENT
                                ----------------


          The undersigned, Thomas A. Murdock, as Trustee of that certain voting trust (the Voting Trust") pursuant to that certain Voting Trust Agreement dated the 10/th/ day of December 1993, and as amended to date, by and among, fonix corporation a Delaware corporation (the "Company"), Stephen M. Studdert, Thomas
A. Murdock, Roger D. Dudley, Beesmark Investments, L.C., a Utah limited liability company, Studdert Companies Corp., a Utah corporation and Thomas A. Murdock as Trustee, hereby irrevocably agrees to vote all shares of voting stock of the Company owned by the Voting Trust (including any shares acquired by the Voting Trust after the date hereof) in any meeting of the stockholders of the Company or in any written consent in lieu of such a meeting in favor of any resolution to approve the Series E Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") by and among the Company and the Purchasers named therein (the "Purchasers") and the issuance of shares of Common Stock upon conversion of the shares of the Company's convertible preferred stock and upon exercise of Common Stock purchase warrants, in each case, issued in accordance with the Purchase Agreement and the instruments contemplated thereunder (including any issuance of Common Stock at a price below the market or book value of the Common Stock).

          The undersigned acknowledges that the execution, delivery and performance of this Voting Agreement is a material inducement to the execution by the Purchasers of the Purchase Agreement and the performance by the Purchasers of the transactions contemplated thereby and that each of the Purchasers (all of whom shall be third party beneficiaries of this Voting Agreement) shall be entitled to specific performance of the Voting Trust's obligations hereunder, and that this Voting Agreement is the valid and binding obligation of the Voting Trust enforceable against it in accordance with the terms hereof. The undersigned hereby represents that he has the power and authority to execute, deliver and perform this Voting Agreement, that the Voting Trust has received adequate consideration therefor, and that the Voting Trust and its beneficiaries will benefit from the execution and delivery of the Purchase Agreement. The undersigned further represents and warrants that he has the sole voting power with respect to a total of twenty-three million seven hundred seven thousand seven hundred forty-nine (23,707,749) shares of Common Stock of the Company.

          The Company shall enforce the terms of this Voting Agreement in favor of the Purchasers. This Voting Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Purchasers and the undersigned. This Voting Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws.



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

Dated as of September 30, 1998

                         COMPANY:

                         fonix corporation



                         By:________________________________________
                             Name:
                             Title:


                         THOMAS A. MURDOCK



                         ___________________________________________
                          Thomas A. Murdock, Trustee of Voting Trust pursuant to
                              Voting Trust Agreement dated December 10, 1993, as amended to date